  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 23, 2019

ELI LILLY AND COMPANY
(Exact Name of Registrant as Specified in Charter)

Indiana	001-06351	35-0470950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Lilly Corporate Center
Indianapolis, Indiana 46285
(Address of Principal Executive Offices, and Zip Code)

(317) 276-2000
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (no par value)	LLY	The New York Stock Exchange
1.000% Notes Due June 2, 2022	LLY22	The New York Stock Exchange
7.125% Notes Due June 1, 2025	LLY25	The New York Stock Exchange
1.625% Notes Due June 2, 2026	LLY26	The New York Stock Exchange
2.125% Notes Due June 3, 2030	LLY30	The New York Stock Exchange
6.77% Notes Due January 1, 2036	LLY36	The New York Stock Exchange

Item 2.02. Results of Operations and Financial Condition

Attached hereto as Exhibit 99.1 and incorporated by reference into this Item 2.02 is a copy of the press release, dated October 23, 2019, announcing the results of operations of Eli Lilly and Company (the “Company”) for the three-month and nine-month periods ended September 30, 2019 (the “Reported Periods”), including, among other things, unaudited operating results for the Reported Periods.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Section (b):  On October 23, 2019, the company announced that Enrique Conterno, senior vice president, president of Lilly Diabetes, and president of Lilly USA, informed the board of directors of his intent to retire from the company, effective December 31, 2019. A copy of the press release announcing Mr. Conterno's retirement is filed as Exhibit 99.2 to this Form 8-K.

Section (e) On October 21, 2019, the Compensation Committee of the Board of Directors of the Company terminated the Company’s Executive Officer Incentive Plan (the “Plan”), effective January 1, 2020. The Plan was approved by shareholders in April 2011 and was designed to facilitate the tax deductibility of annual incentive awards to executive officers under Section 162(m) of the Internal Revenue Code (“Section 162(m)”). In light of the changes to Section 162(m) under the Tax Cuts and Jobs Act of 2017, the Plan no longer limits the federal income tax deduction for compensation paid under the Plan to executive officers. Executive officers will continue to participate in the Eli Lilly and Company Bonus Plan.

Item 8.01. Other Events

The information contained in Exhibit 99.1 (other than the quote from David A. Ricks, the Company’s Chief Executive Officer, the Company’s non-GAAP financial results for the Reported Periods, the Company’s non-GAAP guidance for 2019 and the reconciliations related thereto) is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit Number    Description
99.1        Press release dated October 23, 2019, together with related attachments
99.2        Retirement press release
104        Cover Page Interactive Data File (embedded within the Inline XBRL document)

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press release dated October 23, 2019, together with related attachments
99.2	Retirement press release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
ELI LILLY AND COMPANY
(Registrant)

By:    /s/ Donald A. Zakrowski
Name:    Donald A. Zakrowski
Title:     Vice President, Finance and
Chief Accounting Officer

Dated: October 23, 2019